TRANSAMERICA FUNDS
Supplement to the Currently Effective Prospectuses and Statement of Additional Information
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Transamerica Large Cap Value (the “fund”)
Effective immediately, the third paragraph of the fund’s “Principal Investment Strategies” section and the “More on Each Fund’s Strategies and Investments” section in the Prospectuses relating to the fund, and the third paragraph of the fund’s “Principal Investment Strategies” in the List and Description of Certain Underlying Funds section of the ClearTrack Series Prospectus, are deleted in their entirety and replaced with the following:
The fund will generally invest in companies across a variety of industries and sectors. The fund will normally invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its net assets in non‑U.S. securities. The sub‑adviser considers non‑U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in medium capitalization companies.
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Investors Should Retain this Supplement for Future Reference
May 15, 2025